SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) September 12, 1996
                                                 ------------------



                               TYREX OIL COMPANY
                               ------------------
               (Exact name of registrant as specified in charter)



    Wyoming                        0-9358                       83-0245581
   --------                        ------                      -----------
(State or other                    (Commission              (I.R.S. Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)

                      777 North Overland Trail, Suite 101
                                   Casper, Wyoming                  82602
               ---------------------------------------------        -----
               (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (307) 234-4260



                                      N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets

     On September 12, 1996, the Registrant sold certain of its producing and nonproducing oil and gas properties to Tom Brown, Inc., an unaffiliated company, for $300,000 cash plus additional contingent consideration upon the occurrence of certain events. The producing oil and gas properties are known as the "Poison Creek Prospect" in Wyoming. The purchase price was arrived at through arms' length bargaining between the parties and took into account the Registrant's investment to date in the properties, the future costs to develop the properties by drilling additional wells, and the willingness and ability of Tom Brown, Inc. to perform future exploration activities.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

            10.96.1 Purchase and Sale Agreement - Tyrex Oil Company and Tom
                    Brown, Inc. - September 12, 1996

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         TYREX OIL COMPANY
                         (Registrant)



September 27, 1996            By  /S/ Tom N. Richardson
                                -----------------------
                             Tom N. Richardson, President

                                EXHIBIT 10.96.1

                          PURCHASE AND SALE AGREEMENT

                             TYREX OIL COMPANY AND
                                TOM BROWN, INC.

                               SEPTEMBER 12, 1996

                                        September 12, 1996




Tyrex Oil Company
P.O. Box 2459
Casper, WY 82602
Attention: Mr. Tom N. Richardson, President


                                   RE:  Purchase and Sale Agreement
                                        Poison Creek Prospect WY-100
                                        Fremont County, Wyoming
Gentlemen:

Subject to the terms and conditions hereinafter set forth, Tom Brown, Inc. hereinafter referred to as TBI, hereby agrees to buy, and Tyrex Oil Company, hereinafter referred to as Tyrex, hereby agrees to sell to TBI all of its right, title and interest in and to the following described property:

     a. The Puckett #21-21 well located in the NW/4 of Section 21, T37N-R93W, together with all of the oil and gas leases described on Exhibit "A" attached hereto and made a part hereof, insofar as such leases describe lands included within the pooled area established for the drilling of the subject well;

     b. The non-producing Oil and Gas Leases described on Exhibit "B" attached hereto and made a part hereof;

     c. The 4.5 mile gas pipeline located within Sections 15, 21, 22, 23, 25 and 26 of Township 37 North, Range 93 West;

     d. All surface leases, easements, permits, licenses, servitudes and rights-of-way situated upon or used in connection the Puckett #21-21 well and oil and gas leases described on Exhibits "A" and "B" hereto; and

     e. All contracts or instruments relating to the Puckett #21-21 well and pooled leases, including without limitation, all joint operating agreements, pooling and/or communitization agreements, gas sales agreements, and orders of regulatory agencies.

 All of Tyrex's interest in the above described Well, pipeline, Oil and Gas Leases and other agreements are hereinafter be described as the Contract Property.

The terms and conditions of this Purchase and Sale Agreement are as follows:

1.        Consideration:   The consideration for this transaction shall be as
follows:

     a.   Initial Consideration:     At closing, as defined herein below, TBI
          ----------------------
     shall pay to Tyrex the sum of Three Hundred Thousand Dollars ($300,000.00) for an assignment of all of Tyrex's right, title and interest in and to the Contract Property which shall include all rights in the oil and gas leasehold estates in and under the Contract Property, all licenses, servitudes, easements, surface leases, right-of-way contracts and agreements affecting such estate; and all fixtures and personal property located on the Contract Property and/or used in connection therewith.

     b.  Drilling Operations:   For a period of one year from the effective date
         --------------------
     of this transaction, TBI shall have the option, but not the obligation to either attempt a recompletion of the Puckett #21-21 well or drill a new well on the Contract Property. Upon the filing of a Sundry Notice 3160-5 for the recompletion of the Puckett #21-21 well or upon the spudding of the new well, TBI shall pay to Tyrex the sum of One Hundred Sixty Thousand Dollars ($160,000.00) as additional consideration for the purchase of the Contract Property. However, in the event TBI does not conduct recompletion operations on the Puckett #21-21 well or does not drill a new well on the Contract property within the one year time period, Tyrex shall have the right to request a reassignment of the Contract property. Upon receipt of Tyrex's request for a reassignment of the Contract Property, TBI shall have the election to either reassign the Contract Property to Tyrex or pay to Tyrex the sum of Two Hundred Thousand Dollars ($200,000.00) in lieu of such reassignment. In the event TBI elects to tender a reassignment of the Contract Property to Tyrex, TBI shall not be entitled to a refund, in whole or in part, of the Initial Consideration paid by TBI to Tyrex according to paragraph 1 a above.

2.   Seller's Representations:

     a.  Corporate Authorization:    Tyrex represents that it is a corporation
         ------------------------
     in good standing in its state of incorporation, that it is duly authorized to do business in the State of Wyoming, and that the officers and employees who will negotiate and close this transaction on behalf of Tyrex are duly authorized and empowered to do so, and that this transaction has received all necessary approvals of the company and its Board of Directors.

     b.   Ownership in the Contract Property:   Tyrex further represents, but
          -----------------------------------
     does not warrant, that it owns the working and net revenue interests in and to the Contract Property set forth on Exhibits "A"and "B" which are attached hereto and made a part hereof. It is further understood and agreed that this Purchase and Sales Agreement is based upon and conditioned upon Tyrex owning the working and net revenue interest in the Contract Property, as set out in said Exhibits "A" and "B". If TBI, through its examination of title, discovers a significant title defect which results in a loss of title, such that Tyrex's working and net revenue interests as represented on Exhibits "A"and "B" are reduced, TBI shall give Tyrex written notice of such title defect at least five (5) days prior to closing, and unless such title defect is removed by Tyrex prior to closing the purchase price set forth in Paragraph 1a above shall be reduced by a mutually agreeable amount. If no agreement can be reached as to the amount by which the purchase price shall be reduced, TBI, at its sole option, may elect to terminate this agreement and this agreement shall then be null and void.

3.   Access to Records:    Tyrex agrees to make available to Purchaser all
production data, and all title data including, but not limited to, all oil and gas leases, contracts, amendments, right-of-way documents and correspondence and other materials related to the Contract Property in its files. Tyrex shall provide TBI at closing, copies of all relevant files relevant to the Contract Property.

4.   Effective Date:    The effective date of the sale shall be August 23, 1996,
at 7:00 A.M., Mountain Time.

5.   Operations on the Contract Property:     If Closing will occur subsequent
to the effective date, Tyrex will continue to operate the Contract Property, or cause them to be operated, as appropriate, for the account of TBI until Closing. TBI shall assume the risk of any change in the condition of the Contract Property from the effective date to the date of Closing, except to the extent that any changes in the conditions of the Contract Property are attributable to the gross negligence or wilful misconduct of Tyrex.

6.   Condition of Contract Property:    All wells, equipment, machinery,
pipelines and personal property located on the Contract Property described or used in connection therewith will be purchased "as is," "where is," and without any express or implied warranty or of fitness for purpose or of merchantability. Purchaser shall have the right to physically inspect the property, to verify that all such wells, equipment, machinery, pipelines and personal property are in good mechanical condition, by making an appointment with Tyrex's representatives. Such inspection shall occur during normal working hours.

7.   Taxes:    All property taxes and ad valorem taxes due on the Contract
Property shall be prorated between TBI and Tyrex as of the effective date of this Agreement.

8.   Existing Agreements:    This sale is subject to any and all existing Oil
and Gas Leases, Operating Agreements, Unit or Pooling Agreements, as well as any and all other agreements to which the Contract Property is subject. Tyrex shall assume and be responsible for all of it's obligations occurring under such Agreements prior to the effective date of this Agreement. TBI shall assume and be responsible for all Tyrex's obligations occurring under such Agreements after the effective date of this Agreement, including the plugging and abandonment of all existing wells. However, in the event the Contract Property is reassigned to Tyrex pursuant to paragraph 1b above, TBI shall be relieved of all obligations under such Agreements as of the effective date of the reassignment.


9.   Closing:    The closing on this transaction shall occur at a mutually
acceptable location agreed to by the parties hereto on or before September 16, 1996.

10.  Warranty of Title:   The conveyance of the Contract Property shall be
without warranty whatsoever, except that Tyrex shall convey the Contract Property to TBI with full rights of subrogation to the benefits of, and the right to enforce the covenants and warranties, if any, which Tyrex is entitled to enforce against its predecessors in interest. Title to the Contract Property shall be conveyed by a recordable Assignment and Bill of Sale. Duplicate conveyance documents shall be executed where necessary to conform to the requirement of federal and state agencies. The Contract Property shall be free and clear of all liens, claims, mortgages, and encumbrances as of the effective date of this transaction and where necessary, Tyrex shall provide to TBI at the closing, an executed release, in recordable form, of any and all mortgages, deeds of trust, or other encumbrances affecting Tyrex's interest in the Contract Property.

11.  Preferential Rights:   Should any of the Contract Property be subject to a
preferential right to purchase or consent to assign, then the sale of the property affected thereby will be subject to Tyrex obtaining a waiver or consent of the sale of the same to TBI. Tyrex shall use its best efforts to obtain such waivers and consents as are necessary to consummate this transaction. Tyrex shall not be liable to TBI by reason of inability or failure to obtain any such waiver or consent. However, in the event of Tyrex's inability or failure to obtain any such waiver or consent the parties shall reduce the purchase price by a mutually acceptable amount for the property affected, failing which TBI may elect to withdraw its offer to purchase the Contract Property by giving Tyrex written notice prior to closing.

12.  Applicable Law:   This Agreement shall be governed by the laws of the State
of Wyoming.

13. Complete Agreement: When executed below, this Agreement shall constitute the complete Agreement between the parties hereto. This Agreement may not be amended except by written instrument executed by all the parties.

If the terms of this agreement are acceptable, please indicate your acceptance of same in the space provided below and return the signed original to Tom Brown, Inc. at the letterhead address.
                                        Very truly yours,

                                        TOM BROWN, INC.

                                         /S/ Richard B. Porter

                                        Richard B. Porter
                                        Vice President - Land


AGREED to and ACCEPTED this 12
of September, 1996

TYREX OIL COMPANY

/s/ Tom N. Richardson

BY:  Tom N. Richardson
Title:    President

                                  EXHIBIT "A"

     Attached to and made a part of that certain Purchase and Sale Agreement dated September 12, 1996 by and between Tom Brown, Inc. and Tyrex Oil Company covering the Poison Creek Prospect in Fremont County, Wyoming

A. Puckett #21-21 well located in the NW/4 Section 21, Township 37 North, Range 93 West.

                    Working             Beneficial         Net Revenue
                    Interest            Interest            Interest
                    --------            --------             --------
Before Equipment    51.3762%            51.0126%            .4025078
Payout

After Equipment     44.9542%            44.6360%            .3531116
Payout

After Well Payout   36.5485%            36.0150%            .2850929


B. Oil and Gas Lease attributed to the Working Interest Pooled Area established ownership in the Puckett #21-21 well:


1.  Lease Date:                   August 1, 1971

    Lease Serial No.:             W-29774

    Lessor:                       United States of America

    Lessee:                       R.E. Puckett and R.C. Altrogge

    Legal Description:            Township 37 North, Range 93 West
                                  --------------------------------
                                  Section 10: S/2SW/4
                                  Section 21: NW/4
                                  Fremont County, Wyoming

    Tyrex Working Interest:       As to Sec. 10 lands: 36.548% WI
                                  As to NW/4 Sec. 21: See above

    Tyrex Net Revenue Interest:   As to Sec. 10 lands: Beneficial Interest
                                  =36.0150%, NRI=.3076020; As to NW/4
                                  Sec. 21:  See above


2.  Lease Date:                   June 1, 1978

    Lease Serial No.:             W-63132

    Lessor:                       United States of America

    Lessee:                       J. Kirn

    Legal Description:            Township 37 North, Range 93 West
                                  --------------------------------
                                  Section 21: SE/4
                                  Fremont County, Wyoming

    Tyrex Working Interest:       36.5485%

    Tyrex Net Revenue Interest:   Beneficial Interest = 36.0150%; NRI =
                                  .3076020


3.  Lease Date:                   October 1, 1978

    Lease Serial No.:             W-64845

    Lessor:                       United States of America

    Lessee:                       R. Canter

    Legal Description:            Township 37 North, Range 93 West
                                  --------------------------------
                                  Section 21: NE/4, SW/4
                                  Fremont County, Wyoming

    Tyrex Working Interest:       36.5485%

    Tyrex Net Revenue Interest:   Beneficial Interest = 36.0150%; NRI =
                                  .3076020

                                  EXHIBIT "B"

     Attached to and made a part of that certain Purchase and Sale Agreement dated September 12, 1996 by and between Tom Brown, Inc. and Tyrex Oil Company covering the Poison Creek Prospect in Fremont County, Wyoming



1.  Lease Date:                    June 1, 1994
    Lease Serial No.:              W-132337

    Lessor:                        United States of America

    Lessee:                        Tyrex Oil Company

    Legal Description:             Township 37 North, Range 93 West
                                   --------------------------------
                                   Section 18: All
                                   Section 19: NW/4, E/2E/2
                                   Section 20: All
                                   Section 22: NW/4
                                   Section 27: N/2NE/4, SE/4NE/4
                                   Section 29: SW/4
                                   Section 30: E/2E/2, E/2W/2
                                   Fremont County, Wyoming

    Tyrex Working Interest:        100%

    Tyrex Lease Net Revenue
       Interest:                   80%

2.  Lease Date:                    June 2, 1994

    Lease Serial No.:              State of Wyoming #94-00270

    Lessor:                        State of Wyoming

    Lessee:                        Tyrex Oil Company

    Legal Description:             Township 37 North, Range 93 West
                                   --------------------------------
                                   Section 16: All
                                   Fremont County, Wyoming

    Tyrex Working Interest:        100%

    Tyrex Lease Net Revenue
        Interest:                  80%



3.  Lease Date:                    April 1, 1995

    Lease Serial No.:              W-135734

    Lessor:                        United States of America

    Lessee:                        Tyrex Oil Company

    Legal Description:             Township 37 North, Range 93 West
                                   --------------------------------
                                   Section   4: S/2NW/4
                                   Section   7: E/2SE/4
                                   Section   8: SE/4SW/4, SE/4
                                   Section   9: NW/4
                                   Section 14: NW/4, SE/4
                                   Section 15: All
                                   Section 17: E/2, E/2W/2
                                   Section 22: NE/4SE/4, S/2SE/4
                                   Section 23: W/2NW/4, SE/4NW/4
                                   Section 30: W/2SE/4
                                   Section 31: W/2E/2
                                   Fremont County, Wyoming

    Tyrex Working Interest:        50%

    Tyrex Lease Net Revenue
        Interest:                  80%


4.  Lease Date:                    March 1, 1996

    Lease Serial No.:              W-138491

    Lessor:                        United States of America

    Lessee:                        Tyrex Oil Company

    Legal Description:             Township 37 North, Range 93 West
                                   --------------------------------
                                   Section 27: SW/4SW/4
                                   Section 28: N/2NW/4, SE/4NW/4, SE/4
                                   Fremont County, Wyoming

    Tyrex Working Interest:        50%

    Tyrex Lease Net Revenue
         Interest:                 80%